Note 15 - Stock Options and Stock-based Employee Compensation - Stock Options and Restricted Stock Units (RSUs) Outstanding and Available for Future Issuance (Details) - shares shares in Thousands	Dec. 31, 2018	Dec. 31, 2017
2011 Plan (in shares)	4,568	273
The 2011 Long-term Incentive Plan [Member]
2011 Plan (in shares)	4,558	263
Share-based Compensation Arrangement by Share-based Payment Award, Number of Shares Available for Grant	1,453	1,623
Non-Plan [Member]
2011 Plan (in shares)	10	10